--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) OCTOBER 29, 1997

                           KILROY REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MARYLAND              COMMISSION FILE: 1-12675             95-4598246
  (STATE OR OTHER JURISDICTION                                      (I.R.S. EMPLOYER
      OF INCORPORATION OR                                          IDENTIFICATION NO.)
         ORGANIZATION)

                    2250 EAST IMPERIAL HIGHWAY, SUITE 1200,
                         EL SEGUNDO, CALIFORNIA, 90245
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 563-5500

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  The Company hereby amends Item 7 of its current reports on Form 8-K filed with the Securities and Exchange Commission on November 13 and 21, 1997 (the "Initial Form 8-K's") to file the (i) audited combined historical summaries of certain revenues and certain expenses of the Four Acquired Properties, and the Eight Acquired Properties, respectively, for the year ended December 31, 1996,
(ii) unaudited pro forma condensed financial information and (iii) the consent of its independent auditors. Capitalized terms used but not defined herein have the meaning given to each such term in the Initial Form 8-K's.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of properties acquired.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Kilroy Realty Corporation:

  We have audited the accompanying combined historical summary of certain revenues and certain expenses (the "Historical Summary") of the Four Acquired Properties (as described in Note 1) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Four Acquiried Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Kilroy Realty Corporation as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Four Acquired Properties revenues and expenses.

  In our opinion, such Historical Summary presents fairly, in all material respects, the combined certain revenues and certain expenses described in Note 1 to the Historical Summary of the Four Acquired Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

  Our audit was conducted for the purpose of forming an opinion on the basic Historical Summary taken as a whole. The additional combining information is presented for the purpose of additional analysis of the basic Historical Summary rather than to present certain revenues and certain expenses of the individual properties and is not a required part of the basic Historical Summary. This additional combining information is the responsibility of the Four Acquired Properties' management. Such information has been subjected to auditing procedures applied in our audit of the basic Historical Summary for the year ended December 31, 1996 and, in our opinion, is fairly stated in all material respects when considered in relation to the basic Historical Summary taken as a whole.

Deloitte & Touche llp
Los Angeles, California
November 26, 1997

                            FOUR ACQUIRED PROPERTIES

      COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

CERTAIN REVENUES:
  Rental revenues (Note 2).............................................. $4,972
  Tenant reimbursements.................................................    549
                                                                         ------
    Total certain revenues..............................................  5,521
                                                                         ------
CERTAIN EXPENSES:
  Property expenses.....................................................  1,483
  Real estate taxes.....................................................    309
                                                                         ------
    Total certain expenses..............................................  1,792
                                                                         ------
CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES.......................... $3,729
                                                                         ======



    See notes to combined historical summary of certain revenues and certain expenses.

                           FOUR ACQUIRED PROPERTIES

           NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
                             AND CERTAIN EXPENSES

                         YEAR ENDED DECEMBER 31, 1996

1. BASIS OF PRESENTATION

  The combined historical summary of certain revenues and certain expenses relates to the operations of the following properties which were acquired by Kilroy Realty Corporation (the "Company") from an unaffiliated party as follows:

                                                                      DATE OF
   PROPERTY ADDRESS                                 LOCATION        ACQUISITION
   ----------------                           --------------------- -----------
   4351 Latham Street........................ Riverside, California   9/18/97
   4361 Latham Street........................ Riverside, California   9/18/97
   601 Valencia Avenue....................... Brea, California        9/29/97
   3750 University Avenue.................... Riverside, California  10/29/97

  Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses are not representative of the actual operations for the year presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest, depreciation and amortization and professional fees not directly related to the future operations of the properties.

2. OPERATING LEASES

  The properties are leased to tenants under operating leases with expiration dates extending to the year 2007. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1996 are as follows:

   PERIOD ENDING
    DECEMBER 31,                                                  (IN THOUSANDS)
   -------------                                                  --------------
    1997.........................................................    $ 3,949
    1998.........................................................      3,777
    1999.........................................................      3,321
    2000.........................................................      2,753
    2001.........................................................      2,459
    Thereafter...................................................     13,131
                                                                     -------
      Total......................................................    $29,390
                                                                     =======

                            FOUR ACQUIRED PROPERTIES

   ADDITIONAL COMBINING INFORMATION OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                            4351       4361         601           3750
                         LATHAM ST. LATHAM ST. VALENCIA AVE. UNIVERSITY AVE. TOTAL
                         ---------- ---------- ------------- --------------- ------
CERTAIN REVENUES:
  Rental revenues.......    $295       $559       $  756         $3,362      $4,972
  Tenant reimbursements.       2         51          303            193         549
                            ----       ----       ------         ------      ------
    Total certain
     revenues...........     297        610        1,059          3,555       5,521
                            ----       ----       ------         ------      ------
CERTAIN EXPENSES:
  Property expenses.....     106        111          323            943       1,483
  Real estate taxes.....      18          6           45            240         309
                            ----       ----       ------         ------      ------
    Total certain
     expenses...........     124        117          368          1,183       1,792
                            ----       ----       ------         ------      ------
CERTAIN REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES...............    $173       $493       $  691         $2,372      $3,729
                            ====       ====       ======         ======      ======




    See notes to combined historical summary of certain revenues and certain expenses.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Kilroy Realty Corporation:

  We have audited the accompanying combined historical summary of certain revenues and certain expenses (the "Historical Summary") of the Eight Acquired Properties (as described in Note 1) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Eight Acquired Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Kilroy Realty Corporation as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Eight Acquired Properties revenues and expenses.

  In our opinion, such Historical Summary presents fairly, in all material respects, the combined certain revenues and certain expenses described in Note 1 to the Historical Summary of Eight Acquired Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

  Our audit was conducted for the purpose of forming an opinion on the basic Historical Summary taken as a whole. The additional combining information is presented for the purpose of additional analysis of the basic Historical Summary rather than to present certain revenues and certain expenses of the individual properties and is not a required part of the basic Historical Summary. This additional combining information is the responsibility of the Eight Acquired Properties' management. Such information has been subjected to auditing procedures applied in our audit of the basic Historical Summary for the year ended December 31, 1996 and, in our opinion, is fairly stated in all material respects when considered in relation to the basic Historical Summary taken as a whole.

Deloitte & Touche llp
Los Angeles, California
September 12, 1997

                           EIGHT ACQUIRED PROPERTIES

      COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

   CERTAIN REVENUES:
     Rental revenues (Note 2)........................................... $3,131
     Other income.......................................................      5
                                                                         ------
       Total certain revenues...........................................  3,136
                                                                         ------
   CERTAIN EXPENSES:
     Property expenses..................................................      8
     General and administrative.........................................     36
                                                                         ------
       Total certain expenses...........................................     44
                                                                         ------
   CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES....................... $3,092
                                                                         ======



    See notes to combined historical summary of certain revenues and certain expenses.

                           EIGHT ACQUIRED PROPERTIES

           NOTES TO COMBINED HISTORICAL SUMMARY OF CERTAIN REVENUES
                             AND CERTAIN EXPENSES

                         YEAR ENDED DECEMBER 31, 1996

1. BASIS OF PRESENTATION

  The combined historical summary of certain revenues and certain expenses relates to the operations of the following properties, which were acquired by Kilroy Realty Corporation (the "Company") from an unaffiliated party effective November 1, 1997 as follows:

   PROPERTY                                                      LOCATION
   --------                                                      --------
   6220 Greenwich Drive*.................................. San Diego, California
   6055 Lusk Boulevard**.................................. San Diego, California
   3735 Imperial Way*..................................... Stockton, California
   1840 Aerojet Way*...................................... Las Vegas, Nevada
   1900 Aerojet Way*...................................... Las Vegas, Nevada
   41093 County Center Drive**............................ Temecula, California
   6260 Sequence Drive**.................................. San Diego, California
   6290 Sequence Drive**.................................. San Diego, California

--------
 * Development of the property was completed during 1996 and therefore the financial statements represent the period from completion of development through December 31, 1996.

** Development of the property was completed subsequent to December 31, 1996 and therefore financial statements are not available for the period ended December 31, 1996.

  Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses are not representative of the actual operations for the periods presented as certain revenues and expenses which may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operations of the properties have been excluded. Revenues and expenses excluded consist of certain other income, interest, depreciation and amortization and professional fees not directly related to the future operations of the properties.

2. OPERATING LEASES

  The properties are leased to tenants under operating leases with expiration dates extending to the year 2008. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1996 are as follows:

   PERIOD ENDING
   DECEMBER 31,
   -------------                                                  (IN THOUSANDS)
    1997.........................................................    $ 4,939
    1998.........................................................      5,330
    1999.........................................................      5,410
    2000.........................................................      5,149
    2001.........................................................      5,317
    Thereafter...................................................     22,288
                                                                     -------
       Total.....................................................    $48,433
                                                                     =======

                           EIGHT ACQUIRED PROPERTIES

   ADDITIONAL COMBINING INFORMATION OF CERTAIN REVENUES AND CERTAIN EXPENSES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                             6220          3735        1840        1900
                         GREENWICH DR. IMPERIAL WAY AEROJET WAY AEROJET WAY
                         ------------- ------------ ----------- -----------
                            JUNE 3,    FEBRUARY 19,
                            1996 TO      1996 TO
                         DECEMBER 31,  DECEMBER 31,       YEAR ENDED
                             1996          1996        DECEMBER 31, 1996    TOTAL
                         ------------- ------------ ----------------------- ------
CERTAIN REVENUES:
  Rental revenues.......    $1,117        $1,081       $491        $442     $3,131
  Other income..........         5                                               5
                            ------        ------       ----        ----     ------
    Total certain
     revenues...........     1,122         1,081        491         442      3,136
                            ------        ------       ----        ----     ------
CERTAIN EXPENSES:
  Property expenses.....                                  8                      8
  General and
   administrative.......        14            11          6           5         36
                            ------        ------       ----        ----     ------
    Total certain
     expenses...........        14            11         14           5         44
                            ------        ------       ----        ----     ------
CERTAIN REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES...............    $1,108        $1,070       $477        $437     $3,092
                            ======        ======       ====        ====     ======

    See notes to combined historical summary of certain revenues and certain expenses.

  (b)  Pro forma financial information.

                           KILROY REALTY CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

  The unaudited pro forma condensed consolidated balance sheet is presented as if the purchase of the Four Acquired Properties and the Eight Acquired Properties (collectively, the "Twelve Acquired Properties") had each occurred on September 30, 1997. Such pro forma information is based upon the balance sheet of Kilroy Realty Corporation (the "Company") at September 30, 1997.

  The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997, and the year ended December 31, 1996, were prepared as if each of the following had occurred on January 1, 1996: (i) the January 1997 initial public offering (the "IPO") and mortgage loans and use of proceeds therefrom to purchase the properties acquired in connection with the IPO and repay certain indebtedness; (ii) the transfer of the business and operations of the Kilroy Group pursuant to certain formation transactions; (iii) the August 1997 follow-on stock offering and use of proceeds therefrom to acquire properties and paydown the Company's $250 million line of credit (the "Credit Facility"); (iv) the purchase of the Twelve Acquired Properties and the related assumption of mortgage notes; and
(v) the acquisition of certain properties subsequent to the IPO through September 30, 1997.

  These statements should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on form 10-Q for the quarter ended September 30, 1997, and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the transactions previously noted.

  These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to present the financial position, results of operations or cash flows for future periods.

                           KILROY REALTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                    KILROY REALTY
                                          TWELVE                     CORPORATION
                          KILROY REALTY  ACQUIRED      PRO FORMA      PRO FORMA
                           CORPORATION  PROPERTIES    ADJUSTMENTS   CONSOLIDATED
                          ------------- ----------    -----------   -------------
                               (A)
         ASSETS
Rental properties, net
 of accumulated
 depreciation and
 amortization...........    $469,626     $114,604 (B)                 $584,230
Cash and cash
 equivalents............      74,890      (65,768)                       9,122
Restricted cash.........       4,634                                     4,634
Tenant receivables,
 net....................       3,764                                     3,764
Investment in
 subsidiary.............         267                                       267
Escrow deposits.........       1,179                                     1,179
Deferred charges and
 other assets, net of
 accumulated
 amortization...........      18,184                                    18,184
                            --------     --------       -------       --------
   Total................    $572,544     $ 48,836       $   --        $621,380
                            ========     ========       =======       ========
     LIABILITIES AND
  STOCKHOLDERS' EQUITY
Liabilities:
 Debt...................    $104,054       33,552 (B)                 $137,606
 Accounts payable and
  accrued expenses......       9,794                                     9,794
 Accrued distributions..      10,576                                    10,576
 Rent received in
  advance and tenant
  security deposits.....      10,902                                    10,902
                            --------     --------       -------       --------
   Total liabilities....     135,326       33,552                      168,878
                            --------     --------       -------       --------
Minority interest.......      45,120       15,284 (B)    (5,198)(D)     55,206
                            --------     --------       -------       --------
Stockholders' equity:
 Common stock...........         245                                       245
 Additional paid-in
  capital...............     397,445                      5,198 (D)    402,643
 Distributions in excess
  of earnings...........      (5,592)                                   (5,592)
                            --------     --------       -------       --------
   Total stockholders'
    equity..............     392,098                      5,198        397,296
                            --------     --------       -------       --------
   Total................    $572,544     $ 48,836       $   --        $621,380
                            ========     ========       =======       ========


        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         PRE-
                            KILROY                   ACQUISITION
                             GROUP    KILROY REALTY PERIOD FOR THE
                          JANUARY 1,   CORPORATION    PROPERTIES
                            1997 TO    FEBRUARY 1,     ACQUIRED
                          JANUARY 31,    1997 TO       THROUGH       TWELVE                 COMPANY PRO
                             1997     SEPTEMBER 30, SEPTEMBER 30,   ACQUIRED   PRO FORMA       FORMA
                          HISTORICAL      1997         1997(M)     PROPERTIES ADJUSTMENTS   CONSOLIDATED
                          ----------- ------------- -------------- ---------- -----------   ------------
                                           (A)
REVENUES:
Rental income...........    $2,760       $35,878       $12,178       $6,078                  $   56,894
Tenant reimbursements...       275         3,441         2,169          416                       6,301
Development and
 management fees........        14                                              $   (14)(E)
Interest income.........                   2,875                                 (2,533)(F)         342
Other income............         4           454             7                                      465
                            ------       -------       -------       ------     -------      ----------
Total revenues..........     3,053        42,648        14,354        6,494      (2,547)         64,002
                            ------       -------       -------       ------     -------      ----------
EXPENSES:
Property expenses.......       579         5,999         2,054        1,119          88 (G)       9,839
Real estate taxes.......       106         1,925           906          232         476 (H)       3,645
General and
 administrative
 expenses...............        78         3,652            97           27         399 (I)       4,253
Ground leases...........        64           670            28                                      762
Development and
 management expenses....        46                                                  (46)(E)
Option buy-out..........
Interest expense........     1,895         6,714                                    116 (J)       8,725
Depreciation and
 amortization...........       787         8,404                                  4,809 (K)      14,000
                            ------       -------       -------       ------     -------      ----------
Total expenses..........     3,555        27,364         3,085        1,378       5,842          41,224
                            ------       -------       -------       ------     -------      ----------
(Loss) income from
 operations before
 equity in loss of
 subsidiary, minority
 interest and
 extraordinary gains....      (502)       15,284        11,269        5,116      (8,389)         22,778
Equity in income (loss)
 of subsidiary..........                     187                                    (30)(E)         157
Minority interest.......                  (2,231)                                  (567)(L)      (2,798)
                            ------       -------       -------       ------     -------      ----------
Net (loss) income.......    $ (502)      $13,240       $11,269       $5,116     $(8,986)     $   20,137
                            ======       =======       =======       ======     =======      ==========
Average number of shares
 outstanding............                                                                     24,475,000
                                                                                             ----------
Pro forma net income per
 common
 share..................                                                                     $      .82
                                                                                             ==========

        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                         PRE-
                                      ACQUISITION
                                      PERIOD FOR
                                          THE
                                      PROPERTIES
                                       ACQUIRED
                            KILROY      THROUGH      TWELVE                  COMPANY PRO
                            GROUP    SEPTEMBER 30,  ACQUIRED   PRO FORMA        FORMA
                          HISTORICAL    1997(M)    PROPERTIES ADJUSTMENTS    CONSOLIDATED
                          ---------- ------------- ---------- -----------    ------------
REVENUES:
Rental income...........   $35,022      $33,218      $8,103    $   (524)(C)   $   75,819
Tenant reimbursements...     3,380        4,578         554                        8,512
Development and
 management fees........       698                                 (698)(E)
Interest income.........
Other income............        76          637                                      713
                           -------      -------      ------    --------       ----------
Total revenues..........    39,176       38,433       8,657      (1,222)          85,044
                           -------      -------      ------    --------       ----------
EXPENSES:
Property expenses.......     6,788        6,216       1,491         117 (G)       14,612
Real estate taxes.......     1,301        2,225         309         685 (H)        4,520
General and
 administrative
 expenses...............     2,383          361          36       2,892 (I)        5,672
Ground leases...........       768          338                                    1,106
Development and
 management expenses....       650                                 (650)(E)
Option buy-out..........     3,150                                                 3,150
Interest expense........    21,853                              (10,219)(J)       11,634
Depreciation and
 amortization...........     9,111                                9,255 (K)       18,366
                           -------      -------      ------    --------       ----------
Total expenses..........    46,004        9,140       1,836       2,080           59,060
                           -------      -------      ------    --------       ----------
(Loss) income from
 operations before
 equity in loss of
 subsidiary, minority
 interest and
 extraordinary gains....    (6,828)      29,293       6,821      (3,302)          25,984
Equity in (loss) of
 subsidiary.............                                             (6)(E)           (6)
Minority interest.......                                         (3,169)(L)       (3,169)
                           -------      -------      ------    --------       ----------
Net (loss) income ......   $(6,828)     $29,293      $6,821    $ (6,477)      $   22,809
                           =======      =======      ======    ========       ==========
Average number of shares
 outstanding............                                                      24,475,000
                                                                              ----------
Pro forma net income per
 common share (K).......                                                      $      .93
                                                                              ==========

        The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                           KILROY REALTY CORPORATION

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS

  These pro forma adjustments are to reflect the acquisition of the Twelve Acquired Properties.

(A) Reflects Kilroy Realty Corporation unaudited condensed consolidated financial statements as of and for the eight months ended September 30, 1997.

(B) Reflects the purchase price and actual and estimated additional closing costs of the Twelve Acquired Properties, all of which will be acquired from unaffiliated third parties, are as follows:

                                           PURCHASE
     PROPERTY                               PRICE              SELLER
     --------                              --------            ------
     4351 Latham Street................... $  1,843 Betty L. Hutton
                                                    Title Holding Company
     4361 Latham Street...................    4,303 Latham Street Partners
     601 Valencia Avenue..................    6,355 Brea Partners
     3750 University Avenue...............   21,977 Mission Square Partnership
     6220 Greenwich Drive.................   20,500 UTC Greenwich Partners, L.P.
     3735 Imperial Way....................   11,425 KOM Partners, L.P.
     1840 Aerojet Way.....................    4,500 Whisperwood, L.L.C.
     1900 Aerojet Way.....................    4,725 Allen Aerojet, L.L.C.
     6055 Lusk Boulevard..................   11,900 ADI Arrow Partners, L.P.
     41093 County Center Drive............    4,525 ADI-FFF Partners, L.P.
     6260 Sequence Drive..................   12,900 ADI Mesa Partners-ICS, L.P.
     6290 Sequence Drive..................    9,651 ADI Mesa Partners-AMCC, L.P.
                                           --------
         Total............................ $114,604
                                           ========

  The Twelve Acquired Properties will be accounted for as purchase transactions. The acquisitions were financed with approximately $65,678 of working capital, the assumption of approximately $33,552 of mortgage debt and the issuance of 588,736 limited partnership units of Kilroy Realty, L.P., a limited partnership, (the "Partnership") valued at approximately $15,284 based on a unit price predetermined by the parties involved. The mortgage debt consists of a $13,855 mortgage loan that bears interest at 8.45%, an $11,728 mortgage loan that bears interest at 8.43% and a $7,969 mortgage loan that bears interest at 8.21%. The mortgage loans require monthly payments of principal and interest and mature at various dates between December 2005 and November 2014. The cost of the properties is allocated as follows:

         Land........................... $ 27,529
         Buildings......................   87,075
                                         --------
                                         $114,604
                                         ========

(C) Represents the elimination of rental income received from Kilroy
    Industries.

                           KILROY REALTY CORPORATION

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (CONTINUED)
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS

(D) Reflects the estimated minority interest of the continuing investors in the Partnership, computed as follows:

   Pro forma total assets............................................ $ 621,380
   Pro forma total liabilities.......................................  (168,878)
                                                                      ---------
   Pro forma net book value of the Partnership....................... $ 452,502
                                                                      =========
   Minority interest at 12.2%........................................ $  55,206
                                                                      =========

(E) Represents the elimination of the Kilroy Services, Inc.'s (the "Service Company") gross revenues and expenses and the recording of the equity in income of the Services Company net of income taxes.

                                                  NINE MONTHS      YEAR ENDED
                                              ENDED SEPTEMBER 30, DECEMBER 31,
                                                     1997             1996
                                              ------------------- ------------
   Development and management fees...........        $ 14            $ 698
   Development and management expenses.......         (46)            (650)
   Elimination of nonrecurring Services
    Company expenses.........................                          132
   Elimination of management fees earned on
    one of the IPO acquisition properties....                         (186)
                                                     ----            -----
   Estimated service company net loss........         (32)              (6)
                                                     ====            =====
   At 95% economic interest..................        $(30)           $  (6)
                                                     ====            =====

(F) Represents the elimination of interest earned on excess proceeds from the IPO and the follow-on offering.

(G) Represents the elimination of management fees charged to the Kilroy Group by Kilroy Industries and the reclassification of expenses which previously had not been allocated to individual properties.

(H) Represents incremental property taxes on the properties acquired at the IPO and the office properties acquired subsequent to the IPO due to change of ownership.

(I) Represents the estimated incremental increases in other general and administrative expenses, including, without limitation, the incremental general and administrative expenses to be incurred as a public company, increases in other general and administrative expenses, less the effect of the reclassification of property expenses which previously had not been allocated to individual properties.

(J) Reflects reduction of interest expenses associated with the mortgage debts and Credit Facility assumed to be repaid using net proceeds from the IPO and the follow-on offering:

                           KILROY REALTY CORPORATION

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (CONTINUED)
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                 NINE MONTHS      YEAR ENDED
                                             ENDED SEPTEMBER 30, DECEMBER 31,
                                                    1997             1996
                                             ------------------- ------------
   . Interest expense on the Mortgage Loans
     (fixed interest rate of 8.35% on
     $84,000 with 25-year amortization;
     variable interest rate of LIBOR plus
     1.5% on $14,000).......................       $6,090          $  8,120

   . Interest expense on the assumed
     mortgage notes of the Twelve Acquired
     Properties (fixed interest rates of
     8.45%, 8.43% and 8.21% on $13,855,
     $11,728 and $7,969, respectively; loans
     amortize between 17 and 19 years)......        2,110             2,814

   . Amortization of Mortgage Loan issuance
     costs (8 years for $84,000 note and 18
     months for $14,000 note)...............          525               700
                                                   ------          --------
     Total pro forma interest expense.......       $8,725          $ 11,634

     Historical interest expense............        8,609            21,853
                                                   ------          --------
     Net interest expense adjustment........       $  116          $(10,219)
                                                   ======          ========

(K) Represents depreciation expense calculated based on the cost of the properties acquired at the IPO, the post IPO acquisitions through September 30, 1997 and the Twelve Acquired Properties depreciated on the straight-line method over a 35 year life.

(L) Represents the income allocated to the 12.2% minority interest in the Operating Partnership owned by the holders of units in the Operating Partnership.

(M) Reflects January 1997 operating activities of the properties acquired at the IPO, the pre-acquisition period activities for the post IPO acquisitions through September 30, 1997 during the period beginning February 1, 1997 through September 30, 1997.

  (c) Exhibits.

 EXHIBIT
   NO.
 -------
   *2.1  Contribution Agreement, dated October 21, 1997, by and between Kilroy
         Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the
         Allens.

   *4.1  First Amendment to the Amended and Restated Agreement of Limited
         Partnership of Kilroy Realty, L.P., dated October 31, 1997.

  **4.2  Registration Rights Agreement dated as of October 31, 1997.

--------
  * Previously filed as Exhibit 10.70 and 10.71, respectively, to the Current Report on Form 8-K (No. 1-12675) as filed on November 21, 1997, and incorporated herein by reference.

 ** Filed herewith

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                          KILROY REALTY CORPORATION

Date: December 19, 1997                          /s/ Ann Marie Whitney
                                          By: _________________________________
                                                     ANN MARIE WHITNEY
                                               Vice-President and Controller